UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): May 2, 2014 (March 13 2014)


                                 Free Flow, Inc.
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     000-54868                   45-3838831
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                          Identification Number)

                           2301 Woodland Crossing Dr.
                          Suite 155, Herndon, VA 20171
                    (Address of Principal Executive Offices)

                                 (703) 789-3344
                         Registrant's Telephone Number)

                               John B. Lowy, Esq.
                                 John B. Lowy PC
                           645 Fifth Avenue, Suite 400
                               New York, NY 10022
                                 (212) 371-7799
       (Name, Address and Telephone Number of Person Authorized to Receive
     Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 13 2014, S. Douglas Henderson (the "Seller"), entered into a Common Stock Purchase Agreement (the "Stock Purchase Agreement") pursuant to which the Seller agreed to sell to Redfield Holdings, Ltd., a Delaware corporation (the "Purchaser"), with a principal place of business at 2301 Woodland Crossing Dr., Suite 155, Herndon, VA 20171, the Twenty Five Million (25,000,000) shares of common stock of the Registrant(the "Shares") owned by Mr. Henderson, constituting approximately 95.4% of the Registrant's outstanding common stock, for $255,000.

The sale of the Shares was completed on April 18, 2014. As a result of the sale there was a change of control of the Registrant. There was no family relationship or other relationship between the Seller and the Purchaser.

In connection with the sale under the Stock Purchase Agreement, the Seller, who was also the Registrant's sole officer and director, resigned all of his positions and appointed Sabir Saleem and Fernandino Ferrara (the "Designees") as directors of the Registrant. As a result thereof, the Designees now constitute the entire Board of Directors of the Registrant.

As of the date hereof, the authorized capital stock of the Registrant consists of 100,000,000 shares of common stock, par value $.0001 per share, of which 26,200,000 shares are issued and outstanding, and 20,000,000 shares of Preferred Stock, $.0001 par value, none of which shares are issued or outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders.

This was a private transaction between the Seller and Purchaser, and no new shares of the Registrant were sold or issued.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

The information required by this Item 5.01 is incorporated herein by reference to Item 1.01, Entry into a Material Definitive Agreement and Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

All funds ($255,000 US Dollars) for the purchase of the 25,000,000 shares of the Registrant's Common Stock from the Seller were provided from the Purchaser's personal funds.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
           CERTAIN OFFICERS.

Pursuant to the terms of the Common Stock Purchase Agreement dated March 13, 2014, S. Douglas Henderson, the Registrant's sole officer and director resigned his positions on April 18, 2014. Mr. Henderson's resignation was not the result of any dispute or disagreement with the Registrant.

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
The Registrant's new Directors hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been qualified. The Registrant's officers are elected annually by, and serve at the pleasure of, the Board of Directors.

BIOGRAPHIES

Set forth below is information describing the Registrant's new officers and directors (the "Designees"), to be designated pursuant to the terms of the Stock Purchase Agreement:

    Name and Address                    Position/Title                     Age
    ----------------                    --------------                     ---

Sabir Saleem                            Director, CEO                       66
2301 Woodland Crossing Dr., Ste. 155
Herndon, VA 20171

Fernandino Ferrara                      Director, Secretary-Treasurer       60
63 Clifton Street
Farmingdale, NY  11735

The following sets forth biographical information regarding the Registrant's new directors and officers:

Sabir Saleem, age 66: Mr. Saleem has been the CEO and 100% owner of Redfield Holdings, Ltd., the Purchaser, since its formation in February, 2014. From 2003 until December, 2007, he was President of United Medscan Corp; and after that Registrant was sold, he remained a consultant with United Medscan until October, 2009. Mr. Saleem was CEO of Total Medical Care, Inc., a not-for-profit corporation, from July 2006 until 2011. He currently holds the following positions: CEO of GS Pharmaceuticals, Inc. a pharmaceutical Registrant, since February, 2012; and CEO of Neolife, Inc. a Virginia Registrant, since September, 2012. From December 2010 until January 2012, Mr. Saleem was the CEO of Michelex Corporation (TS: MLXO), a pharmaceutical manufacturer. All of the foregoing, except MLXO, are privately-owned companies.

Fernandino Ferrara, age 60: Mr. Ferrara has been President and CEO of Lease-it-Capital d/b/a AcuLease(TM), located in Farmingdale, NY, for the past 14 years. Mr. Ferrara is also the Secretary-Treasurer of Adopt-A-Battalion, Inc., a charitable support organization for overseas and returning US servicemen and servicewomen; and he is the Vice-President of the Suffolk County Police Reserves Foundation a charitable support organization for Suffolk County, New York, police.

There are no family relationships between the Designees.

There is no relationship between the Seller and either of the Designees to be directors and officers. The proposed new directors and officers have no material plan, contract or arrangement (written or not written) to which a proposed new director or officer is a party, or in which he participates, that is entered into or a material amendment in connection with the triggering event or any

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
grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Registrant's knowledge, during the past ten (10) years, none of our directors, executive officers, promoters, control persons, and neither of the Designees, has been:

     * the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
     * convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

The Registrant has no material plan, contract or arrangement (written or not written) to which a new director or officer is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Registrant's common stock by (i) each stockholder known by the Registrant to be the beneficial owner of more than 5% of the Registrant's common stock and (ii) by the directors and executive officers of the Registrant, as a result of the change of control. The person or the Registrant named in the table has sole voting and investment power with respect to the shares beneficially owned.

                     Name and address         Amount and Nature        Percent
Title of Class      of Beneficial Owner    of Beneficial Ownership     of Class
--------------      -------------------    -----------------------     --------

Common Stock          Sabir Saleem (1)             25,000,000            100.0%
Par value $0.0001
                      Fernandino Ferrara                   -0-              -0%-

----------
(1) Mr. Saleem is the sole shareholder of Redfield Holdings, Ind. (the "Purchaser"), and is therefore deemed to be the beneficial owner of the 25,000,000 Free Flow shares being acquired by the Purchaser from Mr. Henderson.

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
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish us with copies of all
Section 16(a) forms they file. To the best of our knowledge (based upon a review of the Forms 3, 4 and 5 filed), no officer, director or 10% beneficial stockholder of the Registrant failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the Registrant's fiscal year ended December 31, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.                       Description
-----------                       -----------

  10.01          Common Stock Purchase Agreement dated March 13, 2014 (1).

----------
(1) Previously filed with the Securities and Exchange Commission on March 18, 2014, as an Exhibit to the Registrant's Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FREE FLOW, INC.
                                               (Registrant)


Date: May 1, 2014                             /s/ Sabir Saleem
                                              ----------------------------------
                                              Sabir Saleem, CEO

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